Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ John T. Stankey	February 11, 2022
John T. Stankey	Date
Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ William E. Kennard	February 12, 2022
William E. Kennard	Date
Independent Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Samuel A. Di Piazza, Jr.	February 11, 2022
Samuel A. Di Piazza, Jr.	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Scott T. Ford	February 10, 2022
Scott T. Ford	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Glenn H. Hutchins	February 11, 2022
Glenn H. Hutchins	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Debra L. Lee	February 10, 2022
Debra L. Lee	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Stephen J. Luczo	February 11, 2022
Stephen J. Luczo	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Michael B. McCallister	February 16, 2022
Michael B. McCallister	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Beth E. Mooney	February 11, 2022
Beth E. Mooney	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Matthew K. Rose	February 14, 2022
Matthew K. Rose	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Cynthia B. Taylor	February 10, 2022
Cynthia B. Taylor	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Luis A. Ubiñas	February 10, 2022
Luis A. Ubiñas	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Shelf Registration Statement on Form S-3 relating to the sale of the Corporation’s senior and subordinated debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, Debra L. Dial, George B. Goeke, Jeston B. Dumas, or Andrew B. Keiser, or any one of them, in all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Geoffrey Y. Yang	February 15, 2022
Geoffrey Y. Yang	Date
Director